Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated August 23, 2024 ■ SAI dated June 20, 2024
The following changes are effective September 1, 2024:
The following entry for Lynn Chen is added to the Accounts Managed table on pages 51-52 of the SAI. The following entry for Jason Greenblath replaces his entry in the Accounts Managed table on pages 51-52 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Lynn Chen[1]	Number of Accounts	4	0	6
	Assets	$4.1 billion[2]	N/A	$1.4 billion
Jason Greenblath[1]	Number of Accounts	13	0	0
	Assets	$13.3 billion[3]	N/A	N/A
1 Information provided as of August 20, 2024.
2 Includes $31.5 million in American Century Emerging Markets Bond ETF.
3 Includes $31.5 million in American Century Emerging Markets Bond ETF; $473.2 million in American Century Diversified Corporate Bond ETF; $58.4 million in American Century Multisector Floating Income ETF; $188.1 million in American Century Multisector Income ETF; and $54.0 million in American Century Short Duration Strategic Income ETF.

The following entries are added to the Ownership of Securities table on pages 54-55 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Emerging Markets Bond ETF
Lynn Chen[1]	A
Jason Greenblath[1]	A
1 Information provided as of August 20, 2024.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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